SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                 _______________________________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 or 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

                  _____________________________


Date of report (Date of earliest event reported) June 11, 1997


                           ALTEON INC.
        (Exact Name of Registrant as Specified in Charter)


       Delaware              0-19529             13-3304550
(State or Other Juris-     (Commission         (I.R.S. Employer
diction of Incorporation)  File Number)       Identification No.)


170 Williams Drive, Ramsey, New Jersey                      07446
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code (201) 934-5000



  (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events.

     A. On June 11, 1997 Alteon Inc. issued the following press release relating to the election to its Board of Directors of David McCurdy:

        Alteon Appoints Dave McCurdy to Board of Directors

     RAMSEY, N.J., June 11/PRNewswire/ -- Alteon Inc. (Nasdaq:
ALTN) announced today the appointment of David McCurdy to the Company's Board of Directors, filling a vacancy created by the retirement of Louis Fernandez, Ph.D., and bringing the number of board members to eight. Mr. McCurdy is currently Chairman of the McCurdy Group LLC, a business consulting and investment firm focused on high-growth companies in the fields of healthcare, high technology and international business. Prior to forming the McCurdy Group, he served for fourteen years in the US House of Representatives from the fourth district of Oklahoma.

     Elected to Congress in 1980, Mr. McCurdy held a series of senior positions in a number of committees and congressional forums, including: Chairman of the House Intelligence Committee, Chairman of the Military Installations and Facilities subcommittee of the House Armed Services Committee, and Chairman of the Transportation, Aviation and Materials subcommittee of the Science and Space Committee. He was the youngest person to ever chair a full committee -- the House Intelligence Committee. He was also a co-founder and the national chairman of the Democratic Leadership Council and remains both an active member of the DLC and its policy formation group, the Progressive Policy Institute. He also chaired the Mainstream Forum, the Congressional Sunbelt Caucus and founded the Congressional Army Caucus. In recognition of his outstanding leadership qualities he was selected as one of the Ten Outstanding Young Men in America and received the highest awards from the Air Force Association and the Association of the United States Army.

     McCurdy has an extensive background in healthcare and technology policy. In addition to serving as a consultant to over a dozen healthcare and high technology companies, Mr. McCurdy is a partner in the Switzer Group, an organization that invests in, owns and operates medical and healthcare facilities in the U.S. and Asia.

     "Dave McCurdy is a proven strategic thinker. He also brings to Alteon an in-depth knowledge of the political and public policy arenas as well as insights into healthcare business on both the domestic and international fronts," said James J. Mauzey, Chairman and Chief Executive Officer. "We are extremely pleased to appoint him to our Board of Directors."

     "I am pleased to join the board of a company committed to the discovery and development of products for the treatment of the complications of the widespread, debilitating and costly disease of diabetes," said Mr. McCurdy. "Alteon's products have the potential to improve the lives of millions of people. I have found the team at Alteon to be highly motivated, ethical and caring professionals."

     Alteon is a leader in the discovery and development of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases. The Company is actively developing its lead first-in-class compound, pimagedine, to inhibit or block abnormal glucose/protein complexes that lead to diabetic complications such as kidney disease and dyslipidemia. Three clinical trials evaluating pimagedine for complications of diabetes are ongoing, including the two pivotal Phase III ACTION trials for diabetic kidney disease. These ACTION trials are being conducted at more than 100 North American clinical sites and involve over 1,200 patients. In addition, Alteon is pursuing potential indications of pimagedine for the treatment of various inflammatory conditions, and is continuing its research on A.G.E. cross-link breakers and the glucose lowering agent (GLA) series of compounds.

     Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to technology and product development, regulatory approval processes, intellectual property rights and litigation, competitive products, ability to obtain financing and other risks identified in the company's filings with the Securities and Exchange Commission. Actual results, events or performances may differ materially. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


     B. On June 18, 1997 Alteon Inc. and IDEXX Laboratories, Inc. issued the following press release relating to an animal health agreement entered into by the two companies:

          Alteon and IDEXX Sign Animal Health Agreement

     RAMSEY, N.J. and WESTBROOK, Maine, June 18 /PRNewswire/ -- Alteon Inc. (Nasdaq: ALTN) and IDEXX Laboratories, Inc. (Nasdaq:
IDXX) announced today that they have entered into an agreement to license to IDEXX Alteon's lead compound, pimagedine, as a potential therapeutic in companion animals (dogs, cats, horses). IDEXX has also licensed Alteon's A.G.E. diagnostics technology for companion animal use.

     Pimagedine, a compound believed to inhibit the chemical events leading to the complications of diabetes and aging, is currently in its fourth year of human testing as a potential treatment for kidney disease in diabetic patients. Pimagedine has also shown preclinical activity as an anti-inflammatory agent.

     IDEXX will initially focus on the development of oral pimagedine as a therapeutic for the complications of diabetes and/or aging in companion animals, and the development of topical pimagedine for use in the treatment of dermatitis. Diagnostic products for use in companion animal applications will also be developed.

     Under the agreement, IDEXX will be responsible for the development, licensing and marketing of pimagedine and A.G.E.
diagnostics for such use on a worldwide basis. Alteon will receive milestone payments and royalties on sales of the licensed products.

     "This new relationship with Alteon is another important step in our veterinary pharmaceutical effort which was initiated last year. We believe pimagedine has significant market potential and we will be initiating development efforts shortly. We are also exploring a number of other pharmaceutical opportunities targeted primarily at the companion animal market," said David Shaw, IDEXX Chairman and Chief Executive Officer.

     "We are pleased to enter into this association with IDEXX, and to expand pimagedine's potential use to an entirely new market," said James J. Mauzey, Alteon Chairman and Chief Executive Officer.

     IDEXX Laboratories, Inc. is a world leader in diagnostic and detection systems for veterinary, food and environmental applications.
The Company also operates an international network of veterinary laboratories and is a leader in the veterinary practice management software market. Headquartered in Westbrook, Maine, IDEXX employs more than 1,500 people and offers over 350 products to customers in more than 50 countries.

     Alteon is a leader in the discovery and development of pharmaceutical products for the treatment of the complications of diabetes and age-related diseases. The Company is actively developing its lead first-in-class compound, pimagedine, to inhibit or block abnormal glucose/protein complexes that lead to diabetic complications such as kidney disease and dyslipidemia. Three clinical trials evaluating pimagedine for complications of diabetes are ongoing, including the two pivotal Phase III ACTION Trials for diabetic kidney disease. These ACTION trials are being conducted at more than 100 North American clinical sites and involve over 1,200 patients. In addition, Alteon is pursuing potential indications of pimagedine for the treatment of various inflammatory conditions, and is continuing its research on A.G.E. cross-link breakers and the glucose lowering agent (GLA) series of compounds.

     Any statements contained in this press release that relate to IDEXX's or Alteon's future plans, events or performance are forward-looking statements that involve risks and uncertainties, including, but not limited to, those relating to technology and product development, regulatory approval processes, intellectual property rights and litigation, competitive products, ability to obtain financing and other risks identified in the Companies' filings with the Securities and Exchange Commission. Actual results, events or performances may differ materially. The Companies undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Alteon Inc.


                              By: /s/ James J. Mauzey
                                 -----------------------
                                 James J. Mauzey
                                 Chairman and
                                 Chief Executive Officer


Date: June 23, 1997